DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The partnership has no key employees or directors and does not remunerate key management personnel. Key decision makers of the partnership are all employees of Brookfield or its subsidiaries, which provide management services under the Master Services Agreement with Brookfield. Refer to Note 26.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2024, 2023 and 2022:

	Year ended December 31,
(US$ MILLIONS)	2024	2023	2022
Inventory costs	$20,640	$33,450	$36,736
Subcontractor and consultant costs	3,562	3,059	3,163
Concession construction materials and labor costs	163	299	323
Depreciation and amortization expense	3,204	3,592	3,223
Compensation	3,854	5,827	5,562
Other direct costs	3,460	3,794	4,103
Total	$34,883	$50,021	$53,110
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
The partnership recorded a reduction in inventory costs of $1,341 million related to tax benefits recognized during the year ended December 31, 2024. Refer to Note 2(ae)(ii) for additional details.
The decrease in inventory costs for the year ended December 31, 2024 compared to the year ended December 31, 2023 is primarily due to the disposition of the partnership’s road fuels operation in the third quarter of 2024.
Total lease expenses relating to short-term and low-value leases included in other direct operating costs for the year ended December 31, 2024 were $33 million (2023: $37 million) and $10 million (2023: $18 million), respectively.